Ivy Variable Insurance Portfolios

Supplement dated November 5, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2018

as supplemented May 8, 2018 and August 6, 2018

On November 1, 2018, shareholders of Ivy VIP Micro Cap Growth (Target Portfolio), a series of the Ivy Variable Insurance Portfolios (Trust) approved an Agreement and Plan of Reorganization (Plan), pursuant to which substantially all of the assets of the Target Portfolio were transferred to Ivy VIP Small Cap Growth, a corresponding series of the Trust (Acquiring Portfolio) in exchange for shares of the Acquiring Portfolio, and in complete liquidation of the Target Portfolio (Reorganization).

Effective November 5, 2018, the Reorganization closed. As a result, the Target Portfolio has been reorganized out of existence and is no longer offered for investment. Accordingly, effective immediately, all references to the Target Portfolio are hereby removed from the Statement of Additional Information.

Supplement	Statement of Additional Information	1